Exhibit 99.2

1 First Quarter 2026 Earnings Presentation May 2026

2 Disclaimer This presentation has been prepared by Forum Markets, Incorporated ("Forum" or the "Company") solely for information purposes. This presentation does not constitute an offer to sell or the solicitation of an offer to buy or acquire securities of the Company in any jurisdiction or an inducement to enter into investment activity, nor may it or any part of it form the basis of or be relied on in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended (the "Securities Act"). Current and prospective investors are encouraged to conduct their own analysis and review of information contained in this presentation as well as important additional information through the United States Securities and Exchange Commission (the "SEC") EDGAR system at www.sec.gov and on our website at www.Forum-Markets.com. The Company is making this presentation available in connection with an update on its business operations and strategies. This presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerations involved with an investment in the securities of the Company. No securities of the Company may be offered or sold in the United States without registration with the SEC or an exemption from such registration pursuant to the Securities Act and the rules and regulations thereunder. Certain information contained in this presentation was obtained from various sources, including third parties, and has not been independently verified. No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness, correctness or reasonableness of the information or the sources presented or contained herein. By receiving this presentation, you acknowledge and agree that none of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives will be liable (in negligence or otherwise) for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection with the presentation. This presentation speaks as of May 14, 2026. The information presented or contained in this presentation is subject to change without notice. Neither the delivery of this presentation nor any further discussions of the Company or any of its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors or representatives with any of the recipients shall, under any circumstances, create any implication that there has been no change in the affairs of the Company since that date. This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. These statements refer to many things, including and not limited to, the future value of any digital asset and/or another cryptocurrency, the management of a sophisticated cryptocurrency treasury strategy, including its participation in DeFi protocols, and future performance, and all other statements that are not historical facts, or that are intended to be forward looking statements, should be read as forward-looking statements. There are risks associated with the contemplated transactions, including regulatory and legal uncertainty, risks of loss associated with the industry, line of business, trade, customers, partners, custodians, and vendors of the Company, and other risks. Historical facts are presented without intent to persuade. These statements can be recognized by the use of words such as "believe," "expect," "anticipate," "potential," "create," "intend," "could," "should," "would," "may," "plan," "seek", "will," "look," "future," "assume," "continue," or the negative of such terms or other variations thereof, or words of similar substance or meaning. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ from those in the forward-looking statements as a result of various factors and assumptions, that could cause actual results to differ materially from those contained in any forward-looking statement and which are inherently subject to significant uncertainties and contingencies that are or may be difficult or impossible to predict and are or may be beyond our control. The Company and its affiliates, shareholders, controlling persons, directors, officers, employees, agents, advisors and representatives assume no obligation to and do not undertake to update such forward-looking statements to reflect future events or circumstances. All trademarks, service marks, and trade names of any party of their respective affiliates used herein are trademarks, service marks, or registered trade names of such party or its respective affiliate, respectively, as noted herein. Any other product, company names, or logos mentioned herein agree the trademark and/or intellectual property of their respective owners, and their use is not alone intended to, and does not alone imply, a relationship with any party, or an endorsement or sponsorship by or of any party. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that any party of the applicable rights owner will not assert, to the fullest extent under applicable law, their rights or the right of the applicable owner or licensor to these trademarks, service marks and trade names. Actual results may vary greatly from any assumptions or models built in reliance on this presentation. Results may vary due to market conditions, unforeseen circumstances, competition, an unforeseen change in how regulators in the USA or elsewhere categorize ETH, and results are subject to a multitude of risks, uncertainties, and changes. Those include but are not limited to, market conditions, the regulatory landscape defining the particular digital asset, the value of ETH, the ongoing security of the Ethereum ecosystem, technical and custodial risks, and other risks of loss. Recipients of this presentation must not construe anything contained herein as constituting financial, investment, legal, tax or other advice of any kind. Recipients should seek advice from their own advisors as to these matters. For a description of the risks relating to an investment in the Company, we refer you to the "Forward-Looking Statements," "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's periodic and current filings with the SEC, including Form 10-Qs, Form 10-Ks and Form 8-Ks, filed with the SEC available at www.sec.gov.

3 Strategic Objective Forum is modernizing capital markets through the tokenization of institutional-grade real-world assets.

4 Tokenization of Real-World Assets (RWA) I. Generating revenue from yield on assets we acquire or finance prior to tokenization II. Earning economics from structuring and originating tokenized products III. Generating recurring revenue through managing these assets IV. Over time, benefitting from trading and market activity as secondary liquidity develops WE EXPECT TO CREATE VALUE THROUGH MULTIPLE COMPLEMENTARY CHANNELS: ACQUIRE + TOKENIZE GENERATE YIELD REINVEST AND EXPAND DISTRIBUTE RETURNS Compound gains into new tokenized assets Return yield to Forum and token holders Earn operating income from asset use

5 Forum's Asset Origination Pipelines

6 AI Chip Infrastructure Credit Product Typical Annual Return Term Collateral Forum AI Chip Infrastructure Token MID-TEENS1 60-120 DAYS NVIDIA GPUS Investment Grade Bonds 4-6% MULTI-YEAR COMPANY CREDIT HY Savings 3-4% DEMAND FDIC Notes: Any reference herein to yields, returns, or other characteristics of publicly traded investment-grade bonds is provided solely for general market context. Target Rate of Return based on holding for full term of lease; ¹ Target rate of return is based on annualized yield on committed bridge transactions and is not guaranteed. Actual results may differ materially. KEY METRICS • Target Annualized Return: Mid-teens¹ • First Deal Commitment Range: $25M – $50M • Bridge Loan Duration: 60–120 days • Global GPU Market Projected by 2030: $228B+

7 Multi-Channel Distribution Strategy RETAIL DISTRIBUTION (ACTIVE TODAY) INSTITUTIONAL DISTRIBUTION (IN PROGRESS) • Primary distribution platform: 1 • User base is expected to grow through expanded offerings (trading in stocks, bonds, crypto, and private securities) • Forum plans to ramp marketing as platform adoption increases • Forum products positioned prominently within the ecosystem IMMEDIATE DISTRIBUTION CHANNEL WITH EXPANDING REACH • Building institutional channels for access-constrained, double- digit-yielding asset classes • Growing engagement from institutions around double-digit- yield, hard-asset verticals historically difficult to access • Potential co-investment structures provide a complementary revenue stream • Expanding distribution pathways to scale alongside Forum's asset base 1. Forum announced acquisition of 15% stake of Satschel, Inc., the parent company of Liquidity.io on 10/23/25 GROWING PIPELINE OF INSTITUTIONAL DEMAND

8 FINANCIAL RESULTS

9 Forum by the Numbers I. Q1 2026 Revenue: reflects early platform activity and income generated from real-world asset and financing activities II. Q1 2026 Adjusted EBITDA: provides a non-GAAP view of operating performance as Forum continues investing in platform growth III. Total Asset Value: represents the asset base supporting Forum's current yield generation and future tokenization activity IV. Anticipated Average Blended Yield on Asset Base: reflects expected yield across planned income-producing asset deployments once recorded on the balance sheet KEY METRICS REFLECT FORUM'S EARLY PLATFORM PERFORMANCE, BALANCE SHEET POSITION AND EXPECTED ASSET YIELD: Net Asset Value2 Net Asset Value per share3 Q1 2026 Adj. EBITDA1 $2.9M -$76M $144.5M $9.93 FORUM BY THE NUMBERS 1. Primarily attributable to realized losses on disposition of digital assets 2. As of April 30, 2026 3. Based on approximately 14.5 million shares outstanding as of April 30, 2026

10 Capital Allocation I II III DISCIPLINED CAPITAL ALLOCATION TO SCALE THE PLATFORM AND ENHANCE SHAREHOLDER VALUE

11 Outlook LOOKING AHEAD, THE COMPANY EXPECTS: I II III

APPENDIX 12

13 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

14 Consolidated Income Statement

15 NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS